                                                                   Exhibit 10.45

                           BILL OF SALE AND ASSIGNMENT

     THIS BILL OF SALE AND ASSIGNMENT, made, executed and delivered this 10/th/ day of September, 2002 (the "Closing Date"), by Safety-Kleen Services, Inc., a Delaware corporation (the "Company"), and the Company's Selling Subs listed on
Schedule 9.1 to the Acquisition Agreement (as defined below) (the Company and the Selling Subs being referred to below each a "Seller", and together, the "Sellers") to Clean Harbors, Inc., a Massachusetts corporation (the "Purchaser") and the Purchaser's Purchasing Subs listed on the signature page to this Bill of Sale and Assignment. Capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Acquisition Agreement.

                              W I T N E S S E T H:

     WHEREAS, the Company and the Purchaser have entered into an Acquisition Agreement, dated as of February 22, 2002, as amended to date (as so amended, the "Acquisition Agreement"), pursuant to which the Company has agreed to sell, assign, transfer, convey and deliver, or to cause to be sold, assigned, conveyed or delivered, and the Purchaser and the Purchasing Subs have agreed to purchase and accept, the Acquired Assets; and

     WHEREAS, the parties desire to carry out the intent and purpose of the Acquisition Agreement by the Sellers' execution and delivery to the Purchaser and the Purchasing Subs of this instrument evidencing the vesting in the Purchaser and the Purchasing Subs of the Acquired Assets owned by the Sellers.

     NOW, THEREFORE, in consideration of the premises and of other valuable consideration to the Company paid by the Purchaser, at or before the execution and delivery hereof, the receipt and sufficiency of which by the Company is hereby acknowledged, the Sellers, by this Bill of Sale and Assignment, do convey, grant, bargain, sell, transfer, set over, assign, alien, remise, release, deliver and confirm unto the Purchaser and the Purchasing Subs and their successors and assigns forever, all of the Sellers' right, titles and interests in and to the Acquired Assets (which do not include the Excluded Assets).

     TO HAVE AND HOLD all of the Acquired Assets unto the Purchaser and the Purchasing Subs, and their successors and assigns to its and their own use and behoof forever, subject to the provisions of the Acquisition Agreement.

     Section 1. Each of the Sellers hereby constitutes and appoints the Purchaser, its successors and assigns, as such Seller's true and lawful attorney, with full power of substitution, in such Seller's name and stead, but on behalf and for the benefit of

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the Purchaser and the Purchasing Subs, and their successors and assigns, to demand and receive any and all of the Acquired Assets, and to give receipts and releases for and in respect of the same, and any part thereof, and from time to time to institute and prosecute in such Seller's name, or otherwise, for the benefit of the Purchaser and the Purchasing Subs, and their successors and assigns, any and all proceedings at law, in equity or otherwise, which the Purchaser, its successors or assigns, may deem proper for the collection or reduction to possession of any of the Acquired Assets or for the collection and enforcement of any claim or right of any kind hereby sold, conveyed, transferred or assigned, or intended so to be, and to do all acts and things in relation to the Acquired Assets which the Purchaser and the Purchasing Subs, and their successors or assigns shall deem desirable, each of the Sellers hereby declaring that the foregoing powers are coupled with an interest and are and shall be irrevocable by such Seller or by its dissolution or in any other manner or for any reason whatsoever.

     Section 2. Each of the Sellers hereby covenants that, from time to time after the delivery of this instrument, at the Purchaser's request and without further consideration, the Sellers will do, execute, acknowledge, and deliver, or will cause to be done, executed, acknowledged and delivered, all and every such further acts, deeds, conveyances, transfers, assignments, powers of attorney and assurances as reasonably may be required more effectively to convey, transfer to and vest in the Purchaser and the Purchasing Subs any of the Acquired Assets.

     Section 3. Nothing in this instrument, express or implied, is intended or shall be construed to confer upon, or give to, any Person other than the Purchaser and the Purchasing Subs, and their successors and assigns, any remedy or claim under or by reason of this instrument or any terms, covenants or condition hereof, and all terms, covenants and conditions, promises and agreements contained in this instrument shall be for the sole and exclusive benefit of the Purchaser and the Purchasing Subs, and their successors and assigns.

     Section 4. This instrument shall be binding upon the Sellers, the Purchaser and the Purchasing Subs, and their respective successors and assigns, effective immediately upon its delivery to the Purchaser.

     Section 5. Nothing contained in this Bill of Sale and Assignment shall in any way supersede, modify, replace, amend, change rescind, expand, exceed or enlarge or in any way affect the provisions, including the warranties, covenants, agreements, conditions, or in general, any rights and remedies, and any of the obligations of the Company or the Purchaser set forth in the Acquisition Agreement.

     Section 6. This Bill of Sale and Assignment shall be governed by and construed in accordance with the Laws of the State of Delaware without regard to the

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rules of conflict of laws of the State of Delaware or any other jurisdiction.
Until confirmation of the Bankruptcy Plan, the Purchaser, the Purchasing Subs and the Sellers irrevocably and unconditionally consent to submit to the jurisdiction of the Bankruptcy Court for any litigation arising out of or relating to this Bill of Sale and Assignment and the transactions contemplated hereby (and agree not to commence any litigation relating thereto except in the Bankruptcy Court).

     Section 7. No amendment or modification of this Bill of Sale and Assignment shall be effective unless it is set forth in writing and signed by each of the parties hereto.

     Section 8. This Bill of Sale and Assignment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same original.

                                    ********

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     IN WITNESS WHEREOF, each of the Sellers, the Purchaser and the Purchasing
Subs have caused this Bill of Sale and Assignment to be signed by their respective duly authorized officers as of the date set forth above.


                                  SAFETY-KLEEN SERVICES, INC.

                                  By: /s/ D. M. Sprinkle
                                      ----------------------------------
                                      Name:  David M. Sprinkle
                                      Title: President


                                  SELLING SUBS:

                                  SAFETY-KLEEN (CONSULTING), INC.


                                  By: /s/ Larry W. Singleton
                                      ----------------------------------
                                      Name:  Larry W. Singleton
                                      Title: President


                                  SAFETY-KLEEN (LONE AND GRASSY MOUNTAIN), INC.


                                  By: /s/ D. M. Sprinkle
                                      ----------------------------------
                                      Name:  David M. Sprinkle
                                      Title: President


                                  SAFETY-KLEEN (TULSA), INC.


                                  By: /s/ D. M. Sprinkle
                                      ----------------------------------
                                      Name:  David M. Sprinkle
                                      Title: President

                             SAFETY-KLEEN (SAN ANTONIO), INC.


                             By: /s/ D. M. Sprinkle
                                 ----------------------------------------
                                 Name:  David M. Sprinkle
                                 Title: President


                             SAFETY-KLEEN (WICHITA), INC.


                             By: /s/ D. M. Sprinkle
                                 ----------------------------------------
                                 Name:  David M. Sprinkle
                                 Title: President


                             SAFETY-KLEEN (DELAWARE), INC.


                             By: /s/ Larry W. Singleton
                                 ----------------------------------------
                                 Name:  Larry W. Singleton
                                 Title: President


                             SK SERVICES (EAST), L.C.

                             By: /s/ Larry W. Singleton
                                 ----------------------------------------
                             Safety-Kleen (Delaware, Inc.), its Sole Shareholder
                                 Name:  Larry W. Singleton
                                 Title: President of Sole Shareholder

                                  SK SERVICES, L.C.


                                  By: /s/ Larry W. Singleton
                                      ------------------------------------
                                  Safety-Kleen (Delaware), Inc.,
                                  Its Sole Shareholder
                                      Name:  Larry W. Singleton
                                      Title: President of Sole Shareholder


                                  SAFETY-KLEEN (ROSEMOUNT), INC.


                                  By: /s/ Larry W. Singleton
                                      ------------------------------------
                                      Name:  Larry W. Singleton
                                      Title: President


                                  SAFETY-KLEEN (SAWYER), INC.


                                  By: /s/ Larry W. Singleton
                                      ------------------------------------
                                      Name:  Larry W. Singleton
                                      Title: President


                                  SAFETY-KLEEN (PPM), INC.


                                  By: /s/ D. M. Sprinkle
                                      ------------------------------------
                                      Name:  David M. Sprinkle
                                      Title: President


                                  NINTH STREET PROPERTIES, INC.


                                  By: /s/ Larry W. Singleton
                                      ------------------------------------
                                      Name:  Larry W. Singleton
                                      Title: President

                                  SAFETY-KLEEN (SAN JOSE), INC.


                                  By: /s/ D. M. Sprinkle
                                      ------------------------------------
                                      Name:  David M. Sprinkle
                                      Title: President


                                  CHEMCLEAR, INC. OF LOS ANGELES


                                  By: /s/ D. M. Sprinkle
                                      ------------------------------------
                                      Name:  David M. Sprinkle
                                      Title: President


                                  USPCI, INC. OF GEORGIA


                                  By: /s/ Larry W. Singleton
                                      ------------------------------------
                                      Name:  Larry W. Singleton
                                      Title: President


                                  SAFETY-KLEEN HOLDINGS, INC.


                                  By: /s/ Larry W. Singleton
                                      ------------------------------------
                                      Name:  Larry W. Singleton
                                      Title: President


                                  SAFETY-KLEEN (WESTMORLAND), INC.


                                  By: /s/ D. M. Sprinkle
                                      ------------------------------------
                                      Name:  David M. Sprinkle
                                      Title: President

                                  SAFETY-KLEEN (BUTTONWILLOW), INC.


                                  By: /s/ D. M. Sprinkle
                                      ----------------------------------
                                      Name:  David M. Sprinkle
                                      Title: President


                                  SAFETY-KLEEN (NE), INC.


                                  By: /s/ David M. Sprinkle
                                      ----------------------------------
                                      Name:  David M. Sprinkle
                                      Title: President


                                  SAFETY-KLEEN (CROWLEY), INC.


                                  By: /s/ D. M. Sprinkle
                                      ----------------------------------
                                      Name:  David M. Sprinkle
                                      Title: President


                                  SAFETY-KLEEN (LAPORTE), INC.


                                  By: /s/ D. M. Sprinkle
                                      ----------------------------------
                                      Name:  David M. Sprinkle
                                      Title: President


                                  SAFETY-KLEEN (TG), INC.


                                  By: /s/ D. M. Sprinkle
                                      ----------------------------------
                                      Name:  David M. Sprinkle
                                      Title: President

                                    SAFETY-KLEEN (ROEBUCK), INC.


                                    By: /s/ D. M. Sprinkle
                                        ----------------------------------------
                                        Name:  David M. Sprinkle
                                        Title: President


                                    SAFETY-KLEEN (TS), INC.


                                    By: /s/ D. M. Sprinkle
                                        ----------------------------------------
                                        Name:  David M. Sprinkle
                                        Title: President


                                    SAFETY-KLEEN (COLFAX), INC.


                                    By: /s/ D. M. Sprinkle
                                        ----------------------------------------
                                        Name:  David M. Sprinkle
                                        Title: President


                                    GSX CHEMICAL SERVICES OF OHIO, INC.


                                    By: /s/ D. M. Sprinkle
                                        ----------------------------------------
                                        Name:  David M. Sprinkle
                                        Title: President


                                    LEMC, INC.


                                    By: /s/ Larry W. Singleton
                                        ----------------------------------------
                                        Name:  Larry W. Singleton
                                        Title: President

                                    SAFETY-KLEEN CHEMICAL SERVICES, INC.


                                    By: /s/ D. M. Sprinkle
                                        ----------------------------------------
                                        Name:  David M. Sprinkle
                                        Title: President


                                    SAFETY-KLEEN (ALTAIR), INC.


                                    By: /s/ D. M. Sprinkle
                                        ----------------------------------------
                                        Name:  David M. Sprinkle
                                        Title: President


                                    SAFETY-KLEEN (FS), INC.


                                    By: /s/ D. M. Sprinkle
                                        ----------------------------------------
                                        Name:  David M. Sprinkle
                                        Title: President


                                    SAFETY-KLEEN (BDT), INC.


                                    By: /s/ D. M. Sprinkle
                                        ----------------------------------------
                                        Name: David M. Sprinkle
                                        Title: President


                                    SAFETY-KLEEN (GS), INC.


                                    By: /s/ D. M. Sprinkle
                                        ----------------------------------------
                                        Name:  David M. Sprinkle
                                        Title: President

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                                    SAFETY-KLEEN (CLIVE), INC.


                                    By: /s/ D. M. Sprinkle
                                        ----------------------------------------
                                        Name:  David M. Sprinkle
                                        Title: President


                                    SAFETY-KLEEN (WT), INC.


                                    By: /s/ D. M. Sprinkle
                                        ----------------------------------------
                                        Name:  David M. Sprinkle
                                        Title: President


                                    SAFETY-KLEEN OSCO HOLDINGS, INC.


                                    By: /s/ Larry W. Singleton
                                        ----------------------------------------
                                        Name:  Larry W. Singleton
                                        Title: President


                                    SAFETY-KLEEN (NASHVILLE), INC.


                                    By: /s/ D. M. Sprinkle
                                        ----------------------------------------
                                        Name:  David M. Sprinkle
                                        Title: President

                                    SAFETY-KLEEN (BARTOW), INC.


                                    By: /s/ D. M Sprinkle
                                        ----------------------------------------
                                        Name:  David M. Sprinkle
                                        Title: President


                                    SAFETY-KLEEN (CALIFORNIA), INC.


                                    By: /s/ D. M. Sprinkle
                                        ----------------------------------------
                                        Name:  David M. Sprinkle
                                        Title: President


                                    SAFETY-KLEEN (CHATTANOOGA), INC.


                                    By: /s/ D. M. Sprinkle
                                        ----------------------------------------
                                        Name:  David M. Sprinkle
                                        Title: President


                                    SAFETY-KLEEN (PECATONICA), INC.


                                    By: /s/ D. M. Sprinkle
                                        ----------------------------------------
                                        Name:  David M. Sprinkle
                                        Title: President


                                    SAFETY-KLEEN (WHITE CASTLE), INC.


                                    By: /s/ D. M. Sprinkle
                                        ----------------------------------------
                                        Name:  David M. Sprinkle
                                        Title: President

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                                    SAFETY-KLEEN (PUERTO RICO), INC.


                                    By: /s/ D. M. Sprinkle
                                        ----------------------------------------
                                        Name:  David M. Sprinkle
                                        Title: President


                                    SAFETY-KLEEN (BRIDGEPORT), INC.


                                    By: /s/ D. M. Sprinkle
                                        ----------------------------------------
                                        Name:  David M. Sprinkle
                                        Title: President


                                    SAFETY-KLEEN (DEER PARK), INC.


                                    By: /s/ D. M. Sprinkle
                                        ----------------------------------------
                                        Name:  David M. Sprinkle
                                        Title: President


                                    SAFETY-KLEEN (BATON ROUGE), INC.


                                    By: /s/ D. M. Sprinkle
                                        ----------------------------------------
                                        Name:  David M. Sprinkle
                                        Title: President


                                    SAFETY-KLEEN (PLAQUEMINE), INC.


                                    By: /s/ D. M. Sprinkle
                                        ----------------------------------------
                                        Name:  David M. Sprinkle
                                        Title: President

                                    SAFETY-KLEEN (CUSTOM TRANSPORT), INC.


                                    By: /s/ Larry W. Singleton
                                        ----------------------------------------
                                        Name:  Larry W. Singleton
                                        Title: President


                                    SAFETY-KLEEN (LOS ANGELES), INC.


                                    By: /s/ D. M. Sprinkle
                                        ----------------------------------------
                                        Name:  David M. Sprinkle
                                        Title: President


                                    SAFETY-KLEEN (TIPTON), INC.


                                    By: /s/ D. M. Sprinkle
                                        ----------------------------------------
                                        Name:  David M. Sprinkle
                                        Title: President


                                    SAFETY-KLEEN (GLOUCESTER), INC.


                                    By: /s/ D. M. Sprinkle
                                        ----------------------------------------
                                        Name:  D. M. Sprinkle
                                        Title: President


                                    SAFETY-KLEEN (DEER TRAIL), INC.


                                    By: /s/ D. M. Sprinkle
                                        ----------------------------------------
                                        Name:  David M. Sprinkle
                                        Title: President

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                                    SAFETY-KLEEN (MT. PLEASANT), INC.


                                    By: /s/ D. M. Sprinkle
                                        ----------------------------------------
                                        Name:  David M. Sprinkle
                                        Title: President


                                    SAFETY-KLEEN (MINNEAPOLIS), INC.


                                    By: /s/ Larry W. Singleton
                                        ----------------------------------------
                                        Name:  Larry W. Singleton
                                        Title: President


                                    SAFETY-KLEEN (ARAGONITE), INC.


                                    By: /s/ D. M. Sprinkle
                                        ----------------------------------------
                                        Name:  David M. Sprinkle
                                        Title: President


                                    SAFETY-KLEEN (SUSSEX), INC.


                                    By: /s/ D. M. Sprinkle
                                        ----------------------------------------
                                        Name:  David M. Sprinkle
                                        Title: President


                                    SAFETY-KLEEN (ENCOTEC), INC.


                                    By: /s/ D. M. Sprinkle
                                        ----------------------------------------
                                        Name:  David M. Sprinkle
                                        Title: President

                                         CLEAN HARBORS, INC.

                                         By: /s/ Alan McKim
                                            -----------------------------------
                                            Name:  Alan McKim
                                            Title: President


                                         PURCHASING SUBS:

                                         Altair Disposal Services, LLC
                                         Baton Rouge Disposal, LLC
                                         Bridgeport Disposal, LLC
                                         Clean Harbors Andover, LLC
                                         Clean Harbors Antioch, LLC
                                         Clean Harbors Aragonite, LLC
                                         Clean Harbors Arizona, LLC
                                         Clean Harbors Baton Rouge, LLC
                                         Clean Harbors BDT, LLC
                                         Clean Harbors Buttonwillow, LLC
                                         Clean Harbors Chattanooga, LLC
                                         Clean Harbors Chemical Sales, LLC
                                         Clean Harbors Coffeyville, LLC
                                         Clean Harbors Colfax, LLC
                                         Clean Harbors Deer Park, L.P.
                                         Clean Harbors Deer Trail, LLC
                                         Clean Harbors Florida, LLC
                                         Clean Harbors Grassy Mountain, LLC
                                         Clean Harbors Kansas, LLC
                                         Clean Harbors LaPorte, L.P.
                                         Clean Harbors Laurel, LLC
                                         Clean Harbors Lone Mountain, LLC
                                         Clean Harbors Los Angeles, LLC
                                         Clean Harbors of Texas, LLC

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                                          Clean Harbors Pecatonica, LLC
                                          Clean Harbors Plaquemine, LLC
                                          Clean Harbors PPM, LLC
                                          Clean Harbors Reidsville, LLC
                                          Clean Harbors San Jose, LLC
                                          Clean Harbors Tennessee, LLC
                                          Clean Harbors Westmorland, LLC
                                          Clean Harbors White Castle, LLC
                                          Crowley Disposal, LLC
                                          Disposal Properties, LLC
                                          GSX Disposal, LLC
                                          Harbor Industrial Services Texas, L.P.
                                          Hilliard Disposal, LLC
                                          Roebuck Disposal, LLC
                                          Sawyer Disposal Services, LLC
                                          Tulsa Disposal, LLC
                                          Northeast Casualty Real Property, LLC

                                          By: /s/ Alan McKim
                                              ----------------------------------
                                             Name:  Alan McKim
                                             Title: President

 [Bill of Sale]